EXHIBIT A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           18-Jan-00
Current Calculation Date       13-Jan-00
Previous Payment Date          15-Dec-99
Previous Calculation Date      9-Dec-99

-----------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates
-----------------------------------------------------------------------------------------------
                                    Prior          Deposits     Withdrawals       Balance on
                                   Balance                                     Calculation Date
                                   9-Dec-99                                       13-Jan-00
-----------------------------------------------------------------------------------------------
Expense Account                    1,146,318.95   5,617,479.53  (2,195,288.66)    4,568,509.82
Collection Account                12,565,223.62  10,296,107.29 (12,549,181.99)   10,312,148.92
Aircraft Purchase Account                     -              -              -                -
Liquidity Reserve cash balance    25,000,000.00              -              -    25,000,000.00
-----------------------------------------------------------------------------------------------
Total                             38,711,542.57  15,913,586.82 (14,744,470.65)   39,880,658.74
-----------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity
-----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                      1,146,318.95
Transfer from Collection Account on previous Payment Date                         5,601,794.23
Permitted Aircraft Accrual
Interim Transfer to Collection Account
Interest Income                                                                      15,685.30
Balance on current Calculation Date
 - Payments on previous payment date                                               (514,012.03)
 - Interim payments                                                              (1,681,276.63)
 - other
-----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                               4,568,509.82
-----------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity
-----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     12,565,223.62
Collections during period
 - lease rentals                                                                  8,076,002.85
 - maintenance reserves                                                             989,584.35
 - other leasing income                                                           1,071,847.69
 - interest income                                                                  158,672.40
 - interim transfer from Expense A/C                                                         -
Transfers from Aircraft Purchase Account                                                     -
Drawings under Credit or Liquidity Enhancement Facilities                                    -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                       -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                       (5,601,794.23)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                         (531,250.04)
Aggregate Note Payments on previous Payment Date                                 (6,416,137.72)
Interim Transfer to Expense Account
-----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              10,312,148.92
-----------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                 15,000,000.00
Second Collection Account Reserve                                                10,000,000.00
Morgan Stanley Facility                                                          10,000,000.00
ILFC Facility
   - Letter of Credit                                           10,000,000.00
   - Cash Security Deposits                                     20,038,351.00    30,038,351.00
                                                                              -----------------
Liquidity Reserve Amount                                                         65,038,351.00
                                                                              -----------------

Minimum Liquidity Reserve Amount                                                 15,000,000.00

-----------------------------------------------------------------------------------------------


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                   18-Jan-00
Current Calculation Date               13-Jan-00
Previous Payment Date                  15-Dec-99
Previous Calculation Date              9-Dec-99
----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     10,312,148.92
Liquidity Reserve Amount                                                                          65,038,351.00
                                                                                              ==================
Available Collections                                                                             75,350,499.92
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                                               2,673,089.18
(II) a)      Class A Interest but excluding Step-up                                                4,021,675.13
     b)      Swap Payments other than subordinated swap payments                                    (205,409.72)
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
     b)      First Collection Account top-up (Minimum liquidity reserve $15 m)                    15,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        609,249.21
(vi)         Class B Minimum principal payment                                                       326,207.94
(vii)        Class C Interest                                                                        574,826.87
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     50,038,351.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                                      -
(xiv)        Class C Scheduled principal                                                              23,923.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        1,491,087.32
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                          75,350,499.92
             less collection Account Top Ups (iii) (b) and (xi) (b) above                         65,038,351.00
                                                                                              ==================
                                                                                                  10,312,148.92
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                    18-Jan-00
Current Calculation Date                13-Jan-00
Previous Payment Date                   15-Dec-99
Previous Calculation Date               9-Dec-99
----------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass
----------------------------------------------------------------------------------------
                                             Subclass        Subclass        Subclass
(a) Floating Rate Notes                         A-1             A-2             B-1
----------------------------------------------------------------------------------------
Applicable LIBOR                               6.46250%        6.46250%         6.4625%
Applicable Margin                               0.2100%         0.3500%         0.6500%
Applicable Interest Rate                       6.67250%        6.81250%        7.11250%
Day Count                                       Act/360         Act/360         Act/360
Actual Number of Days                                34              34              34
Interest Amount Payable                    2,520,722.22    1,500,952.91      609,249.21
Step-up Interest Amount Payable                       -        NA              NA
----------------------------------------------------------------------------------------
Total Interest Paid                        2,520,722.22    1,500,952.91      609,249.21
----------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98
----------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  233,283,560.00   90,697,700.84
----------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%          84.20%          96.71%
expected Pool Factors                           100.00%          76.50%          92.79%
----------------------------------------------------------------------------------------
Extension Amount                                      -               -      326,207.94
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    1,491,087.32               -
----------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    1,491,087.32      326,207.94
----------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    400,000,000.00  231,792,472.68   90,371,492.90
----------------------------------------------------------------------------------------

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1
------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      574,826.87      797,500.00
------------------------------------------------------------------------
Total Interest Paid                          574,826.87      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Original Balance                         100,000,000.00  110,000,000.00
Opening Outstanding Principal Balance     99,969,890.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                            99.95%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                   19,890.00               -
-------------
Surplus Amortisation                           4,033.00
------------------------------------------------------------------------
Total Principal Distribution Amount           23,923.00               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance     99,945,967.00  110,000,000.00
------------------------------------------------------------------------

----------------------------------------------------------------------------------------


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                          18-Jan-00
Current Calculation Date                      13-Jan-00
Previous Payment Date                         15-Dec-99
Previous Calculation Date                      9-Dec-99
-----------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period              18-Jan-00
End of Interest Accrual Period                15-Jun-99
Reference Date                                14-Jan-00

-----------------------------------------------------------------------------------
                                               A-1          A-2           B-1
-----------------------------------------------------------------------------------
Applicable LIBOR                               5.78125%     5.78125%      5.78125%
Applicable Margin                               0.2100%      0.3500%       0.6500%
Applicable Interest Rate                       5.99125%      6.1313%       6.4313%
Actual Pool Factor                              100.00%       68.17%        90.37%
-----------------------------------------------------------------------------------

---------------------------------------------------------------------
Fixed Rate Notes                               C-1          D-1
---------------------------------------------------------------------
Actual Pool Factor                               99.95%      100.00%

---------------------------------------------------------------------
-----------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes
-----------------------------------------------------------------------------------
(a) Floating Rate Notes                        A-1          A-2           B-1
-----------------------------------------------------------------------------------
Opening Outstanding Principal Balance        100,000.00    68,612.81     90,697.70
Total Principal Payments                              -       438.56        326.21
Closing Outstanding Principal Balance        100,000.00    68,174.26     90,371.49

Total Interest                                   630.18       441.46        609.25
Total Premium                                         -            -             -
-----------------------------------------------------------------------------------

---------------------------------------------------------------------
(b) Fixed Rate Notes                           C-1          D-1
---------------------------------------------------------------------

Opening Outstanding Principal Balance         99,969.89   100,000.00
Total Principal Payments                          23.92            -
Closing Outstanding Principal Balance         99,945.97   100,000.00

Total Interest                                   574.83       725.00
Total Premium                                         -            -
---------------------------------------------------------------------

-----------------------------------------------------------------------------------

Morgan Stanley Aircraft Finance
                                       Comparison of Actual to Date Cashflows versus Prospectus

                                          ------------------------------------------------------------------------------------------
                                                                                                        % of Assumed Gross
                                                                                                        Lease Revenues
------------------------------------------------------------------------------------------------------- ----------------------------
                                        15-Jan-00    Actual         To         Assumed*     Variance      Actual   Assumed* Variance
                                                                15-Jan-00      To Date
------------------------------------------------------------------------------------------------------- ----------------------------
Cash Collections
Gross Lease Rentals                                 8,076,003   218,088,479   243,409,705  (25,321,226)    89.6%    100.0%    -10.4%
Other Cash Received                                    16,402     3,203,631                  3,203,631      1.3%      0.0%      1.3%
Security Deposits                                     490,000     4,496,650                  4,496,650      1.8%                1.8%
Repossession Costs - Actual                             1,573    (2,088,458)  (10,953,437)   8,864,979     -0.9%     -4.5%      3.6%
Repossession Costs - Accrued                               (1)      (93,275)                   (93,275)     0.0%      0.0%      0.0%
                                                    --------------------------------------------------- ----------------------------
Net Lease Rentals                                   8,583,976   223,607,027   232,456,268   (8,849,241)    91.9%     95.5%     -3.6%

Maintenance Receipts                                  989,584    31,388,873             0   31,388,873     12.9%      0.0%     12.9%
Maintenance Expenses- Actual                       (1,591,451)  (19,450,579)            0  (19,450,579)    -8.0%      0.0%     -8.0%
Maintenance Expenses - Accrued                         99,690    (5,827,687)                (5,827,687)    -2.4%      0.0%     -2.4%
                                                    --------------------------------------------------- ----------------------------
Net Maintenance                                      (502,177)    6,110,607             0    6,110,607      2.5%      0.0%      2.5%

Interest Received                                     174,358     4,163,362     2,615,262    1,548,099      1.7%      1.1%      0.6%
                                                    --------------------------------------------------- ----------------------------
Total Cash Collections                              8,256,158   233,880,996   235,071,530   (1,190,535)    96.1%     96.6%     -0.5%

Cash Expenses
Cash Operating Expenses
 - Insurance, re-leasing and other costs
      - Actual                                              0    (1,616,002)   (8,519,340)   6,903,337     -0.7%     -3.5%      2.8%
 - Insurance, re-leasing and other costs
      - Accrued                                      (106,667)     (206,678)                  (206,678)    -0.1%      0.0%     -0.1%
                                                    --------------------------------------------------- ----------------------------
subtotal                                             (106,667)   (1,822,680)   (8,519,340)   6,696,659     -0.7%     -3.5%      2.8%

SG&A
 - Servicer Fees                                     (349,129)   (8,974,692)  (10,619,250)   1,644,558     -3.7%     -4.4%      0.7%
 - Other Servicer provider fees and Overhead
      - Actual                                       (254,773)   (5,065,320)   (6,092,835)   1,027,515     -2.1%     -2.5%      0.4%
 - Other Servicer provider fees and Overhead
      - Accrued                                        93,471       (20,002)                   (20,002)     0.0%      0.0%      0.0%
                                                    --------------------------------------------------- ----------------------------
subtotal                                             (510,431)  (14,060,014)  (16,712,085)   2,652,070     -5.8%     -6.9%      1.1%

Interest Payments (Net of Swap Payments)           (5,797,841) (127,251,318) (126,553,809)    (697,509)   -52.3%    -52.0%     -0.3%

                                                    --------------------------------------------------- ----------------------------
Total Cash Expenses & Interest Payments            (6,414,939) (143,134,012) (151,785,233)   8,651,221    -58.8%    -62.4%      3.6%

------------------------------------------------------------------------------------------------------- ----------------------------
Net Cash Collections                                1,841,218    90,746,983    83,286,297    7,460,686     37.3%     34.2%      3.1%
------------------------------------------------------------------------------------------------------- ----------------------------

Exceptional Items
 - THY Note Distribution                                         27,143,085    27,143,085            0     11.2%     11.2%      0.0%
------------------------------------------------------------------------------------------------------- ----------------------------
 Cash Collections Available for Distribution        1,841,218   117,890,068   110,429,382    7,460,686     48.4%     45.4%      3.1%
------------------------------------------------------------------------------------------------------- ----------------------------

Principal Payments
A-1                                                         0             0             0            0      0.0%      0.0%      0.0%
A-2                                                 1,491,087   108,207,527   100,746,842    7,460,685     44.5%     41.4%      3.1%
B-1                                                   326,208     9,628,507     9,628,507           (0)     4.0%      4.0%      0.0%
C-1                                                    23,923        54,033        54,033            0      0.0%      0.0%      0.0%
D-1                                                         0             0             0            0      0.0%      0.0%      0.0%
                                                    --------------------------------------------------- ----------------------------
subtotal                                            1,841,218   117,890,067   110,429,382    7,460,685     48.4%     45.4%      3.1%

------------------------------------------------------------------------------------------------------- ----------------------------
Total Payments to Noteholders                       1,841,218   117,890,067   110,429,382    7,460,685     48.4%     45.4%      3.1%
------------------------------------------------------------------------------------------------------- ----------------------------

Benefical Interest Distributions                            0             0             0            0      0.0%      0.0%      0.0%
------------------------------------------------------------------------------------------------------- ----------------------------
*Assumed Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.

Total Accrued Expenses on Payment Date:             15-Jan-00    (6,147,642)

Morgan Stanley Aircraft Finance
                                       Comparison of Actual to Date Cashflows versus Prospectus


------------------------------------------------------------------------------------------------------------------------------------
                                    Coverage Ratios
                                      Closing               Actual                   Assumed*
------------------------------------------------------------------------------------------------------------------------------------
      Cash Collections Available for Distribution         117,890,068              110,429,382
      Add Back Interest and Swap Payments                 127,251,318              126,553,809
      Add Back Permitted Accruals                           1,600,000
  a   Net Cash Collections(excl. interest and swap pymts) 246,741,386              236,983,191

  b   Swaps                                                12,220,962                6,814,917        5,999,708
  c   Class A Interest                                     73,185,799               77,551,298       67,619,558
  d   Class A Minimum                                      15,221,945               22,188,410       22,188,410
  e   Class B Interest                                     10,960,825               11,443,862        9,955,144
  f   Class B Minimum                                       9,628,507                9,628,507        8,653,844
  g   Class C Interest                                     12,946,399               12,879,732       11,155,000
  h   Class C Minimum                                             175                      175              175
  I   Class D Interest                                     17,937,333               17,864,000       15,471,500
  j   Class D Minimum                                               -                        -                -
  k   Class A Scheduled                                             -                        -                -
  l   Class B Scheduled                                             -                        -                -
  m   Class C Scheduled                                        53,858                   53,858            3,228
  n   Class D Scheduled                                             -                        -                -
  o   Permited Aircraft Modifications                       1,600,000                        -                -
  p   Class A Supplemental                                 92,985,582               78,558,432       68,379,981
                                                    ------------------------------------------
      Total                                               246,741,385              236,983,191      209,426,548
                                                    ------------------------------------------

      Interest Coverage Ratio
      Class A                                                    2.89                     2.81
      Class B                                                    2.21                     2.01
      Class C                                                    1.84                     1.69
      Class D                                                    1.62                     1.50

      Debt Coverage Ratio
      Class A                                                    1.62                     1.50
      Class B                                                    1.62                     1.50
      Class C                                                    1.62                     1.50
      Class D                                                    1.62                     1.50

      Loan-to-Value Ratios
      Assumed Portfolio Value         1,115,510,000                              1,008,610,412
      Adjusted Portfolio Value                            955,932,687
      Liquidity Reserve Amount
      Of which - Cash                  25,000,000          25,000,000               25,000,000
            - Accrued Expenses          6,147,642
            - Letters of Credit held   40,000,000          40,003,351               40,003,351
                                     -------------       ---------------------------------------
      Subtotal                         65,000,000          71,150,993               65,003,351
      Less Lessee Security Deposits   (20,000,000)        (20,003,351)             (20,003,351)
      Subtotal                         45,000,000          51,147,642               45,000,000
      Total Asset Value             1,160,510,000       1,007,080,329            1,053,610,412

      Note Balances a15-Jan-00
      Class A                         740,000,000  63.8%  631,792,473              639,253,158  60.7%    62.7%
      Class B                         100,000,000  72.4%   90,371,493               90,371,493  69.2%    71.7%
      Class C                         100,000,000  81.0%   99,945,967               99,945,967  78.7%    81.6%
      Class D                         110,000,000  90.5%  110,000,000              110,000,000  89.2%    92.6%
                                     -------------       ---------------------------------------
      Total                          1,050,000,000        932,109,933              939,570,618
                                     -------------       ---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*Assumed Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.


1. Interest Coverage Ratio is equal to Net Cash Collections(excl. interest and swap payments) expressed as a ratio of the interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

2. Debt Service Ratio is equal to Net Cash Collections (excl. interest and swap payments) expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

3. Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity
Reserve Amount minus Lessee Security Deposits.

4. Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

5. Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

6. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio
Value is used to calculate the principal repayment amounts to Noteholders

                                     Page 2